QUARTERLY EARNINGS SUMMARY | 2Q2013 1
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Local Corporation
We connect local businesses with online consumers
Q2 2013 Quarterly Earnings Summary
CONSUMERS
BUSINESSES
Exhibit 99.1

QUARTERLY EARNINGS SUMMARY | 2Q2013 2
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Forward Looking Statements
This Q2 2013 Quarterly Earnings Summary contains forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance.
The forward looking statements include, but are not limited to, any statements containing the words “expect”,
“anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date first set forth above and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted EBITDA” and “Revenue ex-TAC”. See page 10 for a note regarding the Company’s use of Non-GAAP financial measures and slide 7 for a reconciliation of GAAP to non-GAAP.

QUARTERLY EARNINGS SUMMARY | 2Q2013 3
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Key Takeaways from Q2’13
•
Increase 2013 guidance:
»
Revenue between $95 million and $97 million
»
Adjusted EBITDA of at least $5.4 million
•
Sequential revenue growth up 6% to $22.7 million in Q2 from $21.5 million in Q1
•
Adjusted EBITDA up 72% to $1.2M in Q2 from $685K in Q1
•
Record Mobile traffic was 34 million MUVS for Q2
•
Sold Spreebird daily deals business, expect $600K annualized improvement in earnings and cash flow
•
Continued expansion of our highest gross margin business – Network ex TAC up 118% from Q2 2012
•
Completed a $5 million convertible note financing in April 2013
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the
Company’s use of Non-GAAP measures is set forth on Slide 10

QUARTERLY EARNINGS SUMMARY | 2Q2013 4
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Financials and Key Metrics at a Glance
$ in Millions Q2-13 Q1-13 Q2-12
GAAP Consolidated Revenue $           22.7 $           21.5 $          26.7
Consolidated Revenue ex-Network TAC $           15.8 $           17.3 $          24.7
GAAP Net Loss $           (3.6) $           (3.4) $          (9.3)
Adjusted EBITDA $             1.2 $             0.7 $            0.5
Diluted GAAP net loss per share $         (0.16) $         (0.15) $        (0.42)
Diluted Adjusted EBITDA per share $           0.05 $           0.03 $          0.02
Diluted weighted avg shares used for GAAP net loss per share 22,877 22,564 22,086
Diluted weighted avg shares used for Adj EBITDA per share 23,051 22,687 22,219
Cash $           4.81 $           3.07 $           7.10
Employees 97 95 153
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

QUARTERLY EARNINGS SUMMARY | 2Q2013 5
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Consolidated Quarterly Revenues
% of Total Revenue Ex-Network TAC by Business Unit
16%
17%
67%
12%
15%
73%
10%
15%
75%
9%
12%
79%
8%
9%
83%
5%
13%
82%
3%
23%
71%
1%
24%
75%
Quarterly Revenues Ex-Network TAC by Business Unit
$2.3
$2.4
$9.5
$2.3
$2.8
$13.5
$2.2
$3.6
$17.5
$2.2
$2.7
$18.0
$2.1
$2.2
$20.5
$1.1
$2.9
$18.3
$0.5
$3.9
$12.5
$0.2
$4.1
$13.0
$14.1
$18.5
$23.3
$22.8
$24.7
$22.3
$16.8
$17.3
$ in millions Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13
GAAP Revenue $    15.5 $    20.1 $    24.8 $    24.3 $    26.7 $    24.4 $    20.6 $    21.5 $    22.7
Network TAC 1.3 1.6 1.5 1.5 2.0 2.1 3.7 4.2 6.8
Revenue ex-Network TAC $    14.1 $    18.5 $    23.3 $    22.8 $    24.7 $    22.3 $    16.8 $    17.3 $    15.8
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10
$0.1
$4.8
$10.9
$15.8
1%
30%
69%
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
100%
80%
60%
40%
20%
0%
O&O Network Ex-TAC Business Solutions

120.00
100.00
80.00
60.00
40.00
20.00
0.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
0.00
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
MUV
RKV

QUARTERLY EARNINGS SUMMARY | 2Q2013 6 ……….…………………………………………………………………….. MUV - RKV 82.9 91.9 93.7 93.6 100.8 101.0 100.0 106.2 $194 $254 $332 $285 $299 $276 $230 $215 93.4 $199.5

35M
30M
25M
20M
15M
10M
5M
0
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13

QUARTERLY EARNINGS SUMMARY | 2Q2013 7 ……….………………………………………………………….…….. Mobile Traffic INCREASING MOBILE TRAFFIC (MUVs)

QUARTERLY EARNINGS SUMMARY | 2Q2013 8
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Network Revenue ex-TAC Trends
NETWORK REVENUE EX-TAC
$ in millions Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13
Network Rev - GAAP $3.7 $4.4 $5.1 $4.2 $4.1 $5.0 $7.6 $8.3 $11.6
TAC 1.3 1.6 1.5 1.5 2.0 2.1 3.7 4.2 6.8
Network Rev- Ex TAC $2.4 $2.8 $3.6 $2.7 $2.2 $2.9 $3.9 $4.1 $4.8
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0

Actual	Actual	Actual	Actual	Actual	Actual	Actual	Forecast
DESCRIPTION	FY-06	FY-07	FY-08	FY-09	FY-10	FY-11	FY-12	FY-13
Adjusted EBITDA	$(8,882)	$(7,217)	$(4,658)	$3,041	$13,775	$3,247	$1,207	$5,400
Plus interest and other income (expense), net	$288	(7,030)	312	(27)	(275)	(413)	(425)	(2,100)
Less provision for income taxes	(1)	(1)	(1)	(158)	(102)	(178)	(111)	(200)
Less amortization of intangibles	(947)	(1,121)	(999)	(2,524)	(5,734)	(4,864)	(3,611)	(1,100)
Less depreciation	(1,213)	(1,085)	(814)	(734)	(1,418)	(3,182)	(3,658)	(3,800)
Less stock-based compensation	(2,531)	(1,748)	(2,402)	(2,364)	(2,911)	(3,442)	(2,533)	(1,700)
Less LEC receivable reserve	-	-	-	-	-	-	(1,407)	-
Less impairment charge	-	-	-	-	-	-	-	-
Less net loss from discontinued operations	-	-	-	-	-	(6,899)	(14,198)	(3,500)
Plus gain on sale of Rovion	-	-	-	-	-	-	1,407	-
Less revaluation of warrants	-	-	-	(2,981)	887	2,633	202	unknown
Less non-recurring charges	-	-	-	(520)	-	(1,461)	(1,115)	(1,200)
GAAP Net income (loss)es	$(13,286)	$(18,202)	$(8,562)	$(6,267)	$4,222	$(14,559)	$(24,242)	unknown

local corporation

QUARTERLY EARNINGS SUMMARY | 2Q2013 9
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Reconciliation of Adjusted EBITDA
to GAAP Net Income (Loss)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the
Company’s use of Non-GAAP measures is set forth on Slide 10

QUARTERLY EARNINGS SUMMARY | 2Q2013 10
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Key Balance Sheet Metrics
$ in Millions Q2-12 Q3-12 Q4-12 Q1-13 Q2-13
Assets
Cash & marketable debt securities $     7.1 $     3.7 $     3.7 $     3.1 $     4.8
Accounts receivable, net
12.9 11.4 10.6 10.7 13.4
Total Assets 65.6 58.8 49.9 49.1 50.4
Liabilities and Equity
Total Debt 8.0 7.6 10.0 9.0 11.7
Total Liabilities
26.9 23.2 21.5 22.8 27.1
Total Liabilities & Equity $   65.6 $   58.8 $   49.9 $   49.1 $   50.4

QUARTERLY EARNINGS SUMMARY | 2Q2013 11
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Business Outlook
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10
Projected as of August 9, 2013
$ in Millions FY-2013
Total Revenue $95-97
Adjusted EBITDA $5.4

QUARTERLY EARNINGS SUMMARY | 2Q2013 12
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Use of Non-GAAP Measures
This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure.  A reconciliation of net income
(loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.
This document also includes the non-GAAP measure of “Revenue ex-Network TAC” which we define as GAAP revenue less Network traffic acquisition cost. Revenue ex-Network
TAC, as defined above, is not a measurement under GAAP. Revenue ex-Network TAC is reconciled to GAAP revenue which we believe is the most comparable GAAP measure.  A reconciliation of GAAP revenue to Revenue ex-Network TAC is set forth within this presentation.
Management believes that  Revenue ex-Network TAC provides useful information to investors about the company’s performance because it eliminates the costs associated with acquiring traffic to our Network websites, which we pay to our Network publisher partners and which can vary, as new partners are added or as we experience attrition in our partners. Management uses Revenue ex-Network TAC as a means of evaluating the overall performance of the company’s Network business.
A limitation of non-GAAP Revenue ex-Network TAC is that it excludes a portion of our Revenue that is material to the calculation of the Company’s overall Revenue. Therefore, management compensates for this limitation by using Revenue ex-Network TAC in conjunction with GAAP network revenue. The company believes that Revenue ex-Network TAC provides investors with an additional tool for evaluating core performance of the company’s Network business, which management uses in its own evaluation of Network’s performance. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to GAAP network revenue.